SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report  - March 19, 1996
                     --------------------------------
                     (Date of Earliest Event Reported)



                     Carpenter Technology Corporation
           -----------------------------------------------------
          (Exact Name of Registrant as specified in its charter)



        Delaware                 1-5828            23-0458500
------------------------  ---------------------  -------------
(State of Incorporation)  (Commission File No.)  (IRS Employer
                                                   I.D. No.)


             101 West Bern Street, Reading Pennsylvania, 19601
             -------------------------------------------------
                 (Address of principal executive offices)


Registrant's telephone number, including area code: (610) 208-2000

The Exhibit Index is located on Page 4 of 7



                                Page 1 of 7
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Item 5.   Other Events.
          ------------

     The Registrant announced on March 19, 1996, that the Registrant will exercise a portion of its option to reduce its investment in Walsin-CarTech Specialty Steel Corporation, a carbon and stainless steel rod mill in Taiwan ( Walsin-CarTech ). The Registrant and Walsin Lihwa Corporation of Taiwan entered into a joint venture in September 1993 under which the Registrant paid $45 million for a 19% share of Walsin-CarTech. During March of 1996 Walsin Lihwa will purchase a portion of the Registrant s shares of Walsin-CarTech sufficient to reduce the Registrant s ownership to 5%. The Registrant will receive a return of $33 million of its original investment in Walsin-CarTech. The Registrant will continue to provide know-how and technical assistance to Walsin-CarTech.

Item 7.   Financial Statement and Exhibits.
          --------------------------------

     (a) and (b)  None.

     (c) Exhibits:

          Item 99.  Press Release dated March 19, 1996.
















                               Page 2 of 7.

                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 27, 1996          CARPENTER TECHNOLOGY CORPORATION
                                        (Registrant)

                                     /s/John R. Welty
                              By:____________________________
                                        John R. Welty
                                        Vice President
                                        General Counsel and
                                        Secretary

























                                Page 3 of 7
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